Risk management - Non-derivative hedging instrument (Details) - Cash flow hedging for future crude oil exports [member] - USD ($) $ in Millions		12 Months Ended
		Dec. 31, 2019	Dec. 31, 2018
Disclosure of detailed information about financial risk management [Line Items]
Hedging instrument at the beginning of the period		$ 1,300	$ 3,332
Reassignment of hedging instruments		5,551	3,366
Realized exports		(5,551)	(3,366)
Capital payments	[1]	0	(2,032)
Hedging instrument at the end of the period		$ 1,300	$ 1,300

[1]	On December 27, 2018, Ecopetrol S.A. paid in advance the entire 10year international bond issued in 2009, whose nominal value was USD$1,500 million. Equally, on June 30, 2017, Ecopetrol prepaid the entire outstanding balance of the international syndicated loan whose nominal value was USD$1,925 million and original maturity date was February 2020.